UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2013
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ENERGY TRANSFER PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue, Dallas, Texas 75219
(Address of principal executive offices)

(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 15, 2013, the general partner of Energy Transfer Partners, L.P. (“ETP”) adopted Amendment No. 3 (the “LP Agreement Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of ETP, dated as of July 28, 2009. The LP Agreement Amendment sets forth the terms and provisions of the Class G Units representing limited partner interests in ETP, which Class G Units will be issued in exchange, on a one-for-one basis, for 100% of the currently outstanding Class F Units representing limited partner interests in ETP. The Class F Units were issued in October 2012 by ETP to subsidiaries of Sunoco, Inc. in exchange for cash and the equity interest in Sunoco Partners LLC, the general partner of Sunoco Logistics Partners L.P. Following this exchange, the subsidiaries of Sunoco, Inc. will own 100% of the outstanding Class G Units. Sunoco, Inc. is wholly owned by ETP Holdco Corporation, which is owned 40% and controlled by ETP, and 60% by Energy Transfer Equity, L.P.
The Class G Units have terms that are substantially the same as the Class F Units, with the principal difference between the Class G Units and the Class F Units being that allocations of depreciation and amortization to the Class G Units are based on a predetermined percentage and are not contingent on whether ETP has net income or loss. The Class G Units, like the Class F Units, are entitled to aggregate cash distributions equal to $3.75 per Class G Unit per year. The Class G Units, like the Class F Units, generally will not have any voting rights, and will not have any rights of redemption or conversion.
The LP Agreement Amendment also amends certain provisions of the ETP partnership agreement relating to the Class E Units representing limited partner interests in ETP to reflect (i) that ETP Holdco Corporation, in which ETP currently holds a 40% controlling interest, now indirectly owns the Class E Units through its ownership of Heritage Holdings, Inc., and (ii) the percentage on which allocations of depreciation and amortization to the Class E Units was based on for the year ended December 31, 2012.
The above description of the LP Agreement Amendment and the Class E, Class F and Class G Units does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the LP Agreement Amendment, which is attached as Exhibit 3.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of the Exhibit
3.1	Amendment No. 3 to Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated April 15, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:    Energy Transfer Partners GP, L.P., its general partner
By:    Energy Transfer Partners, L.L.C., its general partner

___________________________________________
Martin Salinas, Jr.
Chief Financial Officer
Dated: April 17, 2013

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
3.1	Amendment No. 3 to Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated April 15, 2013.